                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported): April 5, 2002


                      UNIVERSAL AUTOMOTIVE INDUSTRIES, INC.

             (Exact Name of Registrant as Specified in the Charter)


          Delaware                      0-25198                 36-3973627
(State or other jurisdiction     (Commission File No.)         (IRS Employer
      or incorporation)                                     Identification No.)


                      Universal Automotive Industries, Inc.
                           11859 South Central Avenue
                              Alsip, Illinois 60803

                    (Address of principal executive offices)

                                 (708) 293-4050

              (Registrant's telephone number, including area code)

                                       N/A

         (Former name or former address, if changed since last report.)

ITEM 5.  OTHER EVENTS

         Attached as Exhibit 99.1 is a press release dated April 5, 2002 wherein Universal Automotive Industries, Inc. announces sales information for the first quarter of 2002 and that it has decided not to proceed further with its letter of intent to enter into a long term supply agreement and plant purchase option with Creative Friction, L.C.C.

(c)      EXHIBITS

EXHIBIT NUMBER    DESCRIPTION
--------------    -----------

99.1              Press release dated April 5, 2002.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        UNIVERSAL AUTOMOTIVE INDUSTRIES, INC.

                                        /s/ Arvin Scott
                                        ----------------------------------------
                                        Arvin Scott, President and Chief
                                        Executive Officer

Dated: April 8, 2002